                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 29, 1999


                       Teledyne Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-15295              25-1843385
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)


2049 Century Park East, Los Angeles, California           90067-3101
-----------------------------------------------           ----------
    (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:(310) 277-3311

                               Page 1 of 5 pages.
                            Exhibit Index on page 5.

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Item 5. Other Events.

                  On November 29, 1999, Allegheny Teledyne Incorporated, a Delaware corporation ("ATI"), distributed all of the common stock of Teledyne Technologies Incorporated, a Delaware corporation (the "Company"), to the stockholders of ATI in a tax-free transaction. An aggregate of 26,603,102 shares of common stock, par value $.01, of the Company (the "Company Common Stock") were distributed in the transaction.

                  The Company is comprised of certain businesses in the former Aerospace and Electronics segment of ATI. An Information Statement with respect to the distribution of the Company Common Stock was mailed to each ATI stockholder of record as of November 22, 1999. As a result of the distribution of the Company Common Stock, the Company is a separate publicly-traded company and the Company Common Stock trades on the New York Stock Exchange under the symbol "TDY".



Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired

             None.

         (b) Pro forma Financial Information

             None.

         (c) Exhibits

         2.1 Separation and Distribution Agreement by and among Allegheny Teledyne Incorporated, TDY Holdings, LLC, Teledyne Industries, Inc. and Teledyne Technologies Incorporated

         4.1 Rights Agreement between Teledyne Technologies Incorporated and ChaseMellon Shareholder Services, L.L.C.

         10.1 Tax Sharing and Indemnification Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated


                               Page 2 of 5 pages.
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         10.2 Interim Services Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated

         10.3 Employee Benefits Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated

         10.4 Trademark License Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated


                               Page 3 of 5 pages.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Teledyne Technologies Incorporated
                                                           (Registrant)



Date: November 30, 1999                       By: /s/ John T. Kuelbs
                                                 -----------------------
                                                 John T. Kuelbs
                                                 Senior Vice President,
                                                 General Counsel and Secretary

                               Page 4 of 5 pages.
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                                  EXHIBIT INDEX
                                  -------------


         2.1 Separation and Distribution Agreement by and among Allegheny Teledyne Incorporated, TDY Holdings, LLC, Teledyne Industries, Inc. and Teledyne Technologies Incorporated

         4.1 Rights Agreement between Teledyne Technologies Incorporated and ChaseMellon Shareholder Services, L.L.C.

         10.1 Tax Sharing and Indemnification Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated

         10.2 Interim Services Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated

         10.3 Employee Benefits Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated

         10.4 Trademark License Agreement between Allegheny Teledyne Incorporated and Teledyne Technologies Incorporated



                               Page 5 of 5 pages.